Exhibit 10.22

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                   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

                                       and

                                  EXEL LIMITED

                          Registration Rights Agreement

                          Dated as of November 3, 1998

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                                TABLE OF CONTENTS

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SECTION 1    DEFINITIONS.....................................................  1

SECTION 2    DEMAND REGISTRATION.............................................  1

SECTION 3    PIGGYBACK REGISTRATION..........................................  3

SECTION 4    HOLD-BACK AGREEMENTS; PRESS RELEASES............................  4

SECTION 5    REGISTRATION PROCEDURES.........................................  4

SECTION 6    REGISTRATION EXPENSES...........................................  8

SECTION 7    INDEMNIFICATION.................................................  9

             a.   Indemnification by the Company.............................  9
             b.   Indemnification by EXEL.................................... 10
             c.   Conduct of Indemnification Proceedings..................... 10
             d.   Contribution............................................... 11

SECTION 8    PARTICIPATION IN UNDERWRITTEN REGISTRATIONS..................... 11

SECTION 9    TERMINATION..................................................... 12

SECTION 10   AMENDMENTS AND WAIVERS.......................................... 12

SECTION 11   SECRETARY TO RETAIN COPY........................................ 12

SECTION 12   CHOICE OF LAW AND FORUM AND SERVICE OF PROCESS.................. 12

SECTION 13   ARBITRATION..................................................... 12

SECTION 14   ASSIGNMENT...................................................... 14

SECTION 15   NOTICES......................................................... 14

SECTION 16   NO THIRD-PARTY BENEFICIARIES.................................... 15

SECTION 17   ENTIRE AGREEMENT................................................ 15

SECTION 18   HEADINGS........................................................ 15

SECTION 19   COUNTERPARTS.................................................... 15

SECTION 20   SEVERABILITY.................................................... 15

EXHIBIT A    DEFINITIONS.....................................................A-1

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                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT dated as of November 3, 1998 (this "Agreement"), among FINANCIAL SECURITY ASSURANCE HOLDINGS LTD., a New York corporation (the "Company"), and EXEL LIMITED, a Cayman Islands corporation ("EXEL").

      WHEREAS, the Company intends to sell to EXEL certain unregistered shares of common stock ("Common Stock") of the Company and may from time to time issue to EXEL additional shares of Common Stock pursuant to the Shareholders Agreement, dated as of the date hereof, among the Company, EXEL and Financial Security Assurance International Ltd. ("FSAI") (as amended from time to time, the "FSAI Shareholders Agreement"); and

      WHEREAS, the Company intends to provide to EXEL certain registration rights in respect of the Common Stock;

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      Section 1. Definitions. Capitalized terms used herein shall have the meanings provided in Exhibit A hereto, unless the context otherwise requires.

      Section 2. Demand Registration.

            (a) Except as provided herein and subject to Section 2(c)(ii) hereof, EXEL may, at any time make a written request to the Company for registration under the Securities Act of all or part of the Common Stock it then owns (a "Demand Registration"). Any such request by EXEL shall specify the aggregate amount of Common Stock to be registered and shall also specify the intended method of disposition thereof. Within ten Business Days after receipt of such registration request, the Company shall commence the preparation of the registration of the Common Stock. The Company shall include in such registration all Common Stock specified in the written request; provided, however, that the Company may, upon written notice to EXEL, delay the effectuation of such Demand Registration for a reasonable period of time, but not more than 90 days after receipt of the request for such Demand Registration, (i) as is necessary to prepare audited financial statements of the company for its most recently completed fiscal year or other audited financial statements reasonably required in the Registration Statement, or (ii) if the Company would be required to divulge in such Registration Statement the existence of any fact relating to a proposed acquisition, financing or other material corporate development not otherwise required to be disclosed and management of the Company shall have in good faith determined that such disclosure would be materially adverse to the Company. Such notice of delay shall explain, in reasonable detail, the reasons for such delay. If the Company shall so delay the effectuation of the Demand Registration, EXEL may, within 30 days after receipt of the notice of delay, notify the Company that it is withdrawing its request for registration and such Demand
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      Registration shall be deemed to be withdrawn and such request shall be deemed not to have been exercised for purposes hereof.

            (b) Except as provided by Section 2(d) below and subject to the hold-back restrictions set forth in Section 4 hereof, EXEL shall be entitled to three Demand Registrations; provided, however, that (i) only one Demand Registration may be declared by EXEL in any six-month period and (ii) if the preferred shares of FSAI owned by the Company are called by Company pursuant to the Bye-laws of FSAI and EXEL has otherwise exhausted its right to Demand Registrations hereunder, EXEL shall have the right to one additional Demand Registration.

            (c) (i) The offering of Common Stock pursuant to such Demand Registration shall be in the form of an Underwritten Offering if requested by EXEL. If the managing underwriter or underwriters unanimously determine in good faith that the total amount of Common Stock proposed to be included in such offering is such as to materially adversely affect the success of such offering, then the amount of Common Stock shall be reduced to the extent necessary to reduce the total amount of Common Stock to be included in such offering to the amount that, in the reasonable opinion of such managing underwriter or underwriters, can be sold without materially adversely affecting the success of such offering.

                  (ii) Notwithstanding anything contained in this Section 2, the Company shall not be obligated to comply with a Demand Registration if such registration, in the reasonable judgment of the Company after consultation with a securities rating agency then rating the Company or its Subsidiaries or a regulatory authority (having jurisdiction over the Company or its Subsidiaries), as the case may be, such registration would
      (x) impair the debt or claims-paying ability or financial-strength rating of the Company or its Subsidiaries (including resulting in such rating being placed on credit watch or under formal review) or (y) materially increase any capital charge or capital cost of the Company or its Subsidiaries, or if such regulatory authority otherwise objects to such offering.

            (d) If (i) more than one-third of EXEL's Common Stock sought to be registered in any Demand Registration is not included in such registration pursuant to Section 2(c)(i), (ii) a Demand Registration is delayed pursuant to Section 2(a) hereof and is not effective or otherwise is not effective within 180 days after EXEL's demand for registration, (iii) if such registration, after it has become effective, is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court by reason of an act or omission by the Company or any of its Subsidiaries or (iv) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied because of an act or omission by the Company or any of its Subsidiaries (other than by reason of facts or circumstances not within the control of the Company or any such Subsidiary), then in each such case such Demand Registration shall not be counted for purposes of calculating the number of demand rights exercised by EXEL in Section 2(b).


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            (e) Nothing in this Section 2 or in Section 3 hereof shall create any right in EXEL to require the Company to register any securities other than Common Stock under the Securities Act.

      Section 3. Piggyback Registration.

            (a) If the Company at any time proposes to register shares of Common Stock on its own behalf or on behalf of any holder of Common Stock under the Securities Act (other than a registration effected solely to implement an employee benefit plan, a transaction to which Rule 145 promulgated under the Securities Act is applicable, or a transaction eligible to be registered on Form S-4 or any successor form), the Company shall give written notice each such time to EXEL of its intention to do so (which notice shall include the anticipated filing date of the Registration Statement and the number of shares proposed to be included in the Registration Statement). Upon the written request of EXEL given within 5 Business Days after receipt of any such notice by EXEL (stating the number of shares of Common Stock to be disposed of by EXEL and the intended method of disposition), the Company shall include the shares of Common Stock intended to be disposed of in a registration statement under the Securities Act so as to permit disposition (in accordance with the reasonable methods in said request) by EXEL of the shares so registered (a "Piggyback Registration").

            (b) Notwithstanding any provision of this Section 3, if the registration of which the Company gives notice pursuant to Section 3(a) is for an Underwritten Offering and the managing underwriter or underwriters determine in good faith that the total number of shares of Common Stock proposed to be included in such offering is such as to materially adversely affect the success of such offering, then the priority for inclusion of Common Stock shall be as follows: (1) if such registration is or includes a primary registration, (x) first, securities of the Company proposed to be included in such registration and (y) second, shares of Common Stock requested to be included in such registration by EXEL and the other secondary sellers pro-rata in accordance with Section 2(c)(i) or (2) if such Registration is exclusively a secondary registration, then the priority for inclusion of shares shall be pro-rata among such secondary sellers (including EXEL) in accordance with Section 2(c)(i).

            (c) If EXEL elects not to participate in any underwriting in which it had previously requested the registration described in Section 3(a), EXEL may elect to withdraw therefrom by delivering written notice to the Company and the managing underwriter or underwriters, if any, 10 Business Days prior to the planned effective date of such registration.


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      Section 4. Hold-Back Agreements; Press Releases.

            (a) EXEL agrees not to effect any public sale or distribution of securities of the Company, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration), during the 30-day period prior to, other than a sale made in connection with a Piggyback Registration under Section 3, and during the 180-day period beginning on, the closing date of each Underwritten Offering made pursuant to a Registration Statement, unless the managing underwriter or underwriters agree in writing to waive or shorten any such period for all sellers of Common Stock. This provision shall not apply to EXEL if there is a public sale or distribution of securities of the Company subsequent to such holding period or if EXEL is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that EXEL shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of securities commencing on the date of such offering unless EXEL has provided 180 days prior written notice of such sale or distribution to the managing underwriter or underwriters (or such lesser number of days as then remains in the 180-day period commencing on the closing date of such offering). The Company agrees to be bound by the foregoing hold-back agreement and to cause each person to which it grants registration rights to be so bound, to the same extent as EXEL.

            (b) Before EXEL shall disseminate or announce publicly any information concerning a proposed offering pursuant to Section 2 or 3 hereof that is intended for or may result in public knowledge thereof, EXEL shall so advise the Company and shall not disseminate or announce publicly such information without the Company's consent, unless such information is otherwise publicly available or the dissemination thereof is required by applicable law.

      Section 5. Registration Procedures. In connection with the Company's Demand Registration or Piggyback Registration obligations pursuant to Sections 2 and 3 hereof, the Company will use its reasonable efforts to effect such Demand Registration or Piggyback Registration to permit the sale of Common Stock in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will:

            (a) prepare and file with the SEC, as soon as practicable after receipt of the registration request referred to in Section 2 or 3 hereof, and use its best efforts to have declared effective, a Registration Statement relating to the Demand Registration or Piggyback Registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Common Stock in accordance with the intended method or methods of distribution thereof and shall include all financial statements required by the SEC to be filed therewith, and cooperate and assist in any filings required to be made with any national stock exchange or national computerized market system on which the Common Stock is to be listed or quoted; provided, however, that, before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to EXEL and the managing underwriter or underwriters, if any, copies of all such documents proposed to be filed, which documents shall be


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      subject to the reasonable review of EXEL and the managing underwriter or underwriters, if any, and the Company shall not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which EXEL or the managing underwriter or underwriters, if any, shall reasonably object in writing;

            (b) cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act and comply with the provisions of the Securities Act with respect to the disposition of all Common Stock covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by EXEL set forth in such Registration Statement or supplement to the Prospectus; provided, however, that any actions taken by the Company in good faith and for valid business reasons, including, without limitation, the acquisition or divestiture of assets, shall not violate the foregoing so long as the Company promptly thereafter complies with the requirements of Section 5(k) hereof, if applicable;

            (c) promptly notify EXEL and the managing underwriter or underwriters, if any, and (if requested by any such Person) confirm such notice in writing: (i) when the Registration Statement or any amendment thereto or the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, and to furnish or make available to EXEL and the underwriter copies thereof,
      (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information,
      (iii) of the issuance by the SEC of any stop order or similar order suspending the effectiveness of the Registration Statement or the use of any preliminary Prospectus or Prospectus or the initiation or threatening of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contemplated by Section 5(1) hereof cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Common Stock for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (vi) of the happening of any event that makes any statement made in the Registration Statement, the Prospectus, or any document incorporated therein by reference, untrue or that requires the making of any changes in the Registration Statement, the Prospectus, or any document incorporated therein by reference in order to make the statements therein not misleading;

            (d) make every reasonable effort to obtain the withdrawal of any stop order or other order suspending the effectiveness of the Registration Statement or the use of any preliminary Prospectus or Prospectus, at the earliest possible moment;

            (e) if requested by EXEL or the managing underwriter or underwriters, if any, incorporate in a Prospectus supplement or post-effective amendment such


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      information as EXEL or the managing underwriter or underwriters, if any, reasonably agree should be included therein relating to the plan of distribution with respect to the Common Stock to be sold by EXEL; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any actions in this Section 5(e) that are not, in the written opinion of counsel for the Company delivered to EXEL, in compliance with applicable law;

            (f) furnish to EXEL and each managing underwriter or underwriters, if any, without charge, as many conformed copies as they may reasonably request of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

            (g) deliver to EXEL and the managing underwriter or underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request; it being understood and agreed that the Company consents to the use of any preliminary Prospectus, Prospectus or any amendment or supplement thereto by EXEL and the managing underwriter or underwriters, if any, in connection with the offering and sale of the Common Stock covered by any preliminary Prospectus or Prospectus or any amendment or supplement thereto;

            (h) prior to any public offering of Common Stock covered by a Registration Statement, use its best efforts to register or qualify, and cooperate with EXEL, the managing underwriter or underwriters, if any, and respective counsel in connection with the registration or qualification of, such Common Stock for offer and sale under the securities or blue sky laws of such jurisdictions as EXEL or any such underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Common Stock covered by the Registration Statement; provided, however, that the Company shall not be required: (1) to qualify generally to do business in any jurisdiction where it is not then so qualified or (2) to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject;

            (i) (1) cooperate with EXEL and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Common Stock covered by a Registration Statement to be sold; and (2) enable the Common Stock covered by a Registration Statement to be in such denominations and registered in such names as EXEL or the managing underwriter or underwriters may request at least two Business Days prior to any sale of such Common Stock to the underwriters;


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            (j) use its best efforts to cause the Common Stock covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable EXEL or the managing underwriter or underwriters, if any, to consummate the disposition of such Common Stock; provided, however, that the Company shall not be required to register the Common Stock covered by a Registration Statement in any jurisdiction where such registration would subject the Company to general service of process where it is not then so subject, or subject the Company to any tax in any such jurisdiction where it is not then so subject;

            (k) upon the occurrence of any event contemplated by Section 5(c)(vi) above, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Common Stock covered by a Registration Statement, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

            (l) enter into such customary agreements (including an underwriting agreement) on terms reasonably acceptable to the Company and use its best efforts to take all such other actions in order to facilitate the disposition of the Common Stock covered by the Registration Statement and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:
      (i) make such representations and warranties to EXEL and the managing underwriter or underwriters, if any, in form, substance and scope, as are customarily made by issuers to underwriters in similar underwritten offerings; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter or underwriters, if any, and not objected to by EXEL) addressed to EXEL and the managing underwriter or underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by EXEL or the underwriters; (iii) obtain "cold comfort" letters and updates thereof from the Company's independent public accountants addressed to EXEL and the managing underwriter or underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by accountants in connection with primary underwritten offerings;
      (iv) if an underwriting agreement is entered into, the same shall set forth certain indemnification provisions and procedures with respect to all parties to be indemnified pursuant thereto, which provisions and procedures shall be normal and customary in the investment banking and/or financial services industry; provided, however, that EXEL shall not be required to provide indemnification to any Person beyond the scope of its indemnity in Section 7(b) hereof; (v) deliver such documents and certificates as may be reasonably requested by EXEL and the managing underwriter or underwriters, if any, to evidence compliance with Section 5(k) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; and (vi) cause its directors and management to participate in such


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      "roadshows" or other sales presentations as may be reasonably requested by
      EXEL or the managing underwriter or underwriters, if any. Each of the above shall be done at or before each closing under such underwriting or similar agreement or as and to the extent required thereunder or otherwise; and

            (m) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to holders of Common Stock covered by a Registration Statement, earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year): (1) commencing at the end of any fiscal quarter in which Common Stock covered by a Registration Statement is sold to underwriters in a firm or best efforts underwritten offering, or (2) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-months periods.

      The Company may require EXEL to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing, and the Company may exclude from the registration the Common Stock of EXEL if it fails to furnish such information within a reasonable time after receiving such request.

      EXEL agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(iii), 5(c)(v) or 5(c)(vi) hereof, EXEL will discontinue disposition of Common Stock as promptly as practicable following receipt of such notice until EXEL receives copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until EXEL is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, EXEL will deliver to the Company all copies, other than permanent file copies then in EXEL's possession, of the Prospectus covering such Common Stock at the time of receipt of such notice.

      Section 6. Registration Expenses.

            (a) Except as set forth in Section 6(c) hereof, all expenses incident to the Company's performance of or compliance with this Agreement pursuant to any Piggyback Registration, including, without limitation all:
      (i) registration and filing fees, including fees and expenses associated with filings required to be made with a national securities exchange or national computerized market system, (ii) fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for underwriters in connection with blue sky qualifications of the Common Stock covered by the Registration Statement and determination of eligibility for investment under the laws of such jurisdictions designated by the managing underwriter or underwriters, if any), (iii) printing expenses (including expenses of printing certificates for the Common Stock covered by the Registration Statement in a form eligible for deposit with Depositary Trust Company and of printing prospectuses), (iv) fees and disbursements of counsel for the Company, of all


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      independent public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), and of all underwriters, and (v) fees and expenses of other Persons retained by the Company shall be borne by the Company, regardless of whether the Registration Statement becomes effective. In addition to the expenses set forth in Section 6(c), all expenses incident to the Company's performance of or compliance with this Agreement pursuant to any Demand Registration including, without limitation, the expenses described in the first sentence of this Section 6(a) (other than the fees and disbursements of all independent public accountants of the Company, which shall be born by the Company) shall be borne by EXEL, whether or not the Registration Statement becomes effective.

            (b) The Company shall, under either a Piggyback or Demand Registration, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, rating agency fees, and the fees and expenses of any Person (other than legal counsel), including special experts, retained by the Company.

            (c) EXEL shall bear the following expenses in connection with any Demand or Piggyback Registration, regardless or whether the Registration Statement becomes effective: (i) all discounts, commissions, or fees of underwriters, selling brokers, dealer managers, or similar securities industry professionals relating to the distribution of the Common Stock of EXEL, (ii) all legal and accounting fees and expenses of EXEL and (3) all taxes of EXEL.

      Section 7. Indemnification.

            (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, EXEL, its officers, directors, and employees, and each Person who controls EXEL (within the meaning of Section 15 of the Securities Act), from and against all losses, claims, damages, liabilities, and reasonable expenses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished to the Company in writing by EXEL or any other holder of Common Stock expressly for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, or expense of EXEL arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such preliminary Prospectus, if: (1) EXEL or its agents failed to deliver a copy of the Prospectus to the Person asserting such loss, claim, damage, liability, or


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      expense after the Company had furnished EXEL with a sufficient number of copies of the same, and (2) the Prospectus corrected such untrue statement or omission; and provided further that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment or supplement to the Prospectus and EXEL or its agents thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of the Common Stock covered by a Registration Statement to the Person asserting such loss, claim, damage, liability, or expenses after the Company had furnished EXEL with a sufficient number of copies thereof in a manner and at a time sufficient to permit delivery of the same. The Company will also indemnify underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in the distribution, their officers and directors, and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act), to the same extent as provided above with respect to the indemnification of EXEL, if requested.

            (b) Indemnification by EXEL. In connection with each Demand and Piggyback Registration hereunder, EXEL shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any Registration Statement or Prospectus, and agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, its officers, directors, and employees, and each Person who directly or indirectly controls the Company (within the meaning of Section 15 of the Securities Act), from and against any losses, claims, damages, liabilities, and reasonable expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished by EXEL in writing to the Company specifically for inclusion in such Registration Statement or Prospectus. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

            (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall: (i) give prompt written notice to the indemnifying party of any written claim with respect to which it seeks indemnification, and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless: (x) the indemnifying party has agreed in writing to pay such fees or expenses, or
      (y) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person, or (z) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party based on written advise of counsel will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel (together with appropriate local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, based upon written advice of counsel, a conflict of interest may exist between such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

            (d) Contribution. If for any reason the indemnification provided for in the preceding Sections 7(a) and 7(b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding Sections 7(a) and 7(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

      Section 8. Participation in Underwritten Registrations.

            (a) If any of the Common Stock covered by a Registration Statement is to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by EXEL in the case of a Demand Registration and otherwise will be selected by the Company.

            (b) No Person may participate in any underwritten registration hereunder unless such Person: (i) agrees to sell such Person's Common Stock on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreement, and other documents required under the terms of such underwriting arrangements. Nothing in this Section 8 shall be construed to create any additional rights regarding the registration of Common Stock in any Person otherwise than as set forth herein.

      Section 9. Termination. The rights and performance of all the obligations under this Agreement shall automatically terminate upon the later to occur of
(i) the sale of all Common Stock owned by the EXEL, and (2) termination of the FSAI Shareholders Agreement in accordance with its terms.

      Section 10. Amendments and Waivers. This Agreement may be amended or modified at any time upon the agreement of the Company and EXEL by an instrument in writing executed by each such party. In addition, any party may, at its option, by an instrument in writing, waive or extend the time for the fulfillment of any condition herein contained to be fulfilled for the benefit of such party. Waiver by any party of any breach or failure to comply with any provision of this Agreement by another party shall not be construed as, or constitute, a continuing waiver of such provisions, or a waiver of any other breach of or failure to comply with any other provisions of this Agreement.

      Section 11. Secretary to Retain Copy. A copy of this Agreement, including all Exhibits hereto, shall be filed with the Secretary of the Company and the Secretary shall make it available to EXEL upon request at all reasonable times during normal business hours.

      Section 12. Choice of Law and Forum and Service of Process.

            (a) This Agreement shall be governed by and construed in accordance with New York law, without regard to principles of conflicts of law.

            (b) To the extent that an action is required to further, or otherwise is not inconsistent with, arbitration pursuant to Section 13 hereof, each party hereby irrevocably submits to the exclusive jurisdiction of any state or federal court of general jurisdiction sitting in New York, New York, over any action or proceeding arising out of or relating to this Agreement, and each party hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court, except that actions or proceedings to collect on judgments issued by a New York court may be brought in any jurisdiction where the losing party has assets. Each party hereby irrevocably waives the defense of an inconvenient forum to the maintenance of such action or proceeding. Each party hereby irrevocably waives, to the fullest extent it may effectively do so, any right to trial by jury of an action or proceeding arising out of or relating to this Agreement.

            (c) Each party hereby agrees that process in any action or proceeding may be served by registered mail, return receipt requested, or in any other manner permitted by the rules of the court in which the action or proceeding may be brought.

      Section 13. Arbitration. Except as provided in Section 13(e) below, any dispute, controversy or claim arising out of or relating to this Agreement or to any actual or alleged breach, cancellation, termination or invalidity of this Agreement shall be finally and fully determined in New York, New York, by a Board composed of three arbitrators to be selected for each controversy as follows:

            (a) Any party (a "Party") to an arbitration proceeding hereunder may, in the event of a dispute, controversy or claim, notify the other Party or Parties to such dispute, controversy or claim of its desire to arbitrate the matter, and at the time of such notification the Party desiring arbitration shall notify any other Party or Parties of the name of the arbitrator selected by it. The other Party or Parties who has been so notified shall within forty-five (45) calendar days thereafter select an arbitrator and notify the Party desiring arbitration of the name of such second arbitrator. If the Party or Parties notified of a desire for arbitration shall fail or refuse to nominate the second arbitrator within forty-five (45) calendar days following the receipt of such notification, the Party who first served notice of a desire to arbitrate may, within a period of thirty (30) calendar days following the expiration of such forty-five (45) day period, apply to a judge of the Supreme Court of the State of New York for the appointment of a second arbitrator and in such a case the arbitrator appointed by such a judge shall be deemed to have been nominated by the Party or Parties who failed to select the second arbitrator. The two arbitrators, chosen as above provided, shall within thirty (30) calendar days after the appointment of the second arbitrator choose a third arbitrator. In the event of the failure of the first two arbitrators to agree on a third arbitrator within said thirty (30) calendar day period, either of the Parties may within a period of thirty
      (30) calendar days thereafter, after notice to the other Party or Parties, apply to a judge of the Supreme Court of the State of New York for the appointment of a third arbitrator and in such case the person so appointed shall be deemed and shall act as the third arbitrator. Upon acceptance of the appointment by said third arbitrator, the Board of Arbitration for the controversy in question shall be deemed fixed. Each arbitrator selected to serve on the Board of Arbitration shall be an active or retired executive officer of an insurance or a reinsurance company having no direct or indirect financial interest in either party or its affiliates and otherwise free of any actual or potential conflict of interest that might reasonably prevent such person from acting in a judicious and impartial manner. All claims, demands, denials of claims and notices pursuant to this Article shall be given to the addresses of the Parties set forth in Annex II of the Share Purchase Agreement.

            (b) The Board of Arbitration shall fix, by a notice in writing to the Parties, a reasonable time and place for the hearing and shall follow the rules and regulations governing the course and conduct of an arbitration proceeding under the rules of the American Arbitration Association or its successor organization, including discovery by the Parties.

            (c) The Board of Arbitration shall, within ninety (90) calendar days following the conclusion of the hearing, render its decision on the matter or matters in controversy in writing and shall cause a copy thereof to be served on the Parties thereto. In case the Board of Arbitration fails to reach a unanimous decision, the decision of the majority of the members of the Board of Arbitration shall be deemed to be the decision of the Board of Arbitration and the same shall be final and binding on the Parties thereto. Such decision shall be a complete defense to any attempted appeal or litigation of such decision in the absence of serious irregularity. Without limiting the foregoing, the Parties waive any right to appeal to, and/or seek collateral review of the decision of the Board of Arbitration by, any court or other body to the fullest extent permitted by applicable law, including, without limitation, application or appeal under applicable law.

            (d) Any order as to the costs of the arbitration shall be in the sole discretion of the Board of Arbitration, who may direct to whom and by whom and in what manner they shall be paid. The Board of Arbitration shall have no power or authority to order the payment of punitive damages.

            (e) Nothing in this Section 13 shall preclude a Party from seeking an injunction, specific performance or other equitable remedy from any court of competent jurisdiction.

      Section 14. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except by operation of law; provided, however, that EXEL may assign this Agreement to any of its direct or indirect subsidiaries without the consent of the Company. Subject to the preceding sentence, this Agreement will be binding upon, and will inure to the benefit of and be enforceable by, the parties and their respective successors and assigns.

      Section 15. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

           (i)    If to the Company:

                  350 Park Avenue
                  New York, New York  10022
                  U.S.A.
                  Attention:  General Counsel
                  fax:  212-339-0849

           (ii)   If to EXEL:

                  Cumberland House
                  1 Victoria Street
                  Hamilton HM11, Bermuda
                  Attention:  General Counsel
                  fax:  441-292-5850

All such notices and communications shall be deemed to have been duly given upon receipt.

      Section 16. No Third-Party Beneficiaries. This Agreement is for the exclusive benefit of the parties hereto and is not intended to confer upon any other Person any rights or remedies hereunder.

      Section 17. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Common Stock. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

      Section 18. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any of the terms or provisions hereof.

      Section 19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same agreement.

      Section 20. Severability. If any provision of this Agreement or the application thereof to any person or circumstances is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all of the first data first above written.

                                      FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

                                      By: /s/ Bruce E. Stern
                                          --------------------------------------
                                          Name:  Bruce E. Stern
                                          Title: Managing Director


                                      EXEL LIMITED

                                      By: /s/ Robert R. Lusardi
                                          --------------------------------------
                                          Name: Robert R. Lusardi
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                                    EXHIBIT A
                        TO REGISTRATION RIGHTS AGREEMENT

                                   DEFINITIONS

      "Business Day" means any day on which commercial banks are open for business in New York, New York.

      "Common Stock" means the Common Stock, par value $.01 per share, of the Company listed on the New York Stock Exchange and any securities listed in respect thereof, or in a substitution therefor, in connection with any stock split, dividend, combination, or any reclassification, recapitilization, merger, consolidation, exchange or other similar reorganization.

      "Demand Registration" has the meaning provided in Section 2 hereof.

      "Exchange Act" means the Securities Exchange Act of 1934 amended, and the rules and regulations promulgated thereunder.

      "Person" means and individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof or other entity.

      "Piggyback Registration" has the meaning provided in Section 3 hereof.

      "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Common Stock covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

      "Registration Expenses" means the expenses of registration described in
Section 6 hereof.

      "Registration Statement" means any registration statement of the Company that covers any of Common Stock pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplement to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

      "SEC" means the United States Securities and Exchange Commission.

      "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      "Underwritten Registration" or "Underwritten Offering" means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.


                                     -A-1-